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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                   March 1, 2001
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                        (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   1-11661                  13-3447441
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(State of Incorporation)            (Commission              (I.R.S. Employer
                                   File Number)             Identification No.)

        3 World Financial Center
           New York, New York                                         10285
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(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events
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                  On March 1, 2001, Lehman ABS Corporation ("LABS") transferred
$46,725,000 aggregate principal amount of 8.30% Notes due December 15, 2029 and $10,000,000 aggregate principal amount of 9.75% Debentures due May 15, 2021, issued by Delta Air Lines, Inc.(the "Underlying Securities Issuer") to the Corporate Backed Trust Certificates, Series 2001-6 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, Series 2001-6 (the "Certificates"), pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of March 1, 2001 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated February 20, 2001 (the "Underwriting Agreement"), between LABS and Lehman, acting for itself and as representative of the underwriters named in Schedule I of the Underwriting Agreement.

ITEM 7.  Financial Statements and Exhibits
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                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                    Description
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       4.1                     Series Supplement, dated as of March 1, 2001,
                               between Lehman ABS Corporation, as Depositor, and
                               U.S. Bank Trust National Association, as Trustee.











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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LEHMAN ABS CORPORATION


                                      /s/ Rene Canezin
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                                      Name:  Rene Canezin
                                      Title: Senior Vice-President

March 1, 2001














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                                INDEX TO EXHIBITS

    Exhibit No.                                Description
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        4.1           Series Supplement, dated as of March 1, 2001, between
                      Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.













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